UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 23, 2010

                             MPM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Washington                    0-14910                   81-0436060
(State or other jurisdiction         (Commission               (IRS Employer
       Of incorporation)             File Number)            Identification No.)

                        199 Pomeroy Road, Parsippany, NJ
                    (Address of principal executive office)

      Registrant's telephone number (including area code): (973) 428-5009


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c)

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Item  1.02  Termination  of  a  Material  Definitive  Agreement

The registrant announced its wholly owned subsidiary MPM Mining Inc had terminated its joint venture agreement with Forbes Financial Group effective as of June 21, 2010. The Forbes Financial Group did not meet their financial obligations defined within the terms of the agreement.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             MPM TECHNOLOGIES INC.

Date: June 23, 2010     By: /s/ Michael J. Luciano
                            ----------------------
                                Michael J. Luciano
                           Chief Executive Officer and Chairman